NATWEST BANK N.A.
                                 PROMISSORY NOTE

$5,000,000.00               100 Jericho Quadrangle            November 3, 1995
                            Jericho, New York 11753

        ON the earlier of DEMAND or December 31, 1995, for value received, UNIFORCE STAFFING SERVICES, INC., (the "Borrower") promises to pay to the order of NATWEST BANK N.A. (the "Bank") at the office of the Bank located at the place first above stated or at such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America in immediately available funds, the principal sum of FIVE MILLION AND 00/100 ($5,000,000.00) DOLLARS or such lesser amount as may then be the aggregate unpaid principal balance of all loans made by the Bank to the Borrower hereunder (each a "Loan" and collectively the "Loans") as shown on the schedule attached to and made a part of this Note, on the maturity dates set forth on such schedule. The Borrower also promises to pay interest (computed on the basis of a 360 day year for actual days elapsed) at said office in like money on the unpaid principal amount of each Loan from time to time outstanding at a rate per annum, to be elected by the Borrower at the time each Loan is made, equal to either (i) a fluctuating rate equal to the Prime Rate (the rate of interest established from time to time by the Bank as its "prime rate"; a Loan bearing interest at this rate is sometimes hereinafter called a "Prime Rate Loan"); or (ii) a fixed rate of 120 basis points plus the Reserve Adjusted LIBOR Rate for an Interest Period of 1, 2, 3, 4 or 6 months (a Loan bearing interest at this rate is sometimes hereinafter called a "LIBOR Rate Loan"); provided, that if prior to the end of any such Interest Period the Borrower and the Bank fail to agree upon a new Interest Period therefor so as to maintain such Loan as a LIBOR Rate Loan, such LIBOR Rate Loan shall automatically be converted into a Prime Rate Loan at the end of such Interest Period and shall be maintained as such until a new Reserve Adjusted LIBOR Rate and a new Interest Period therefor are agreed upon. Interest on each Loan shall be payable monthly on the last day of each month commencing the first such day to occur after a Loan is made hereunder and, together with principal, on the maturity thereof. Interest on LIBOR Rate Loans shall also be payable on the last day of each Interest Period applicable thereto. If any payment of principal or interest becomes due on a day on which the banks in New York, New York, are required or permitted by law to remain closed, such payment may be made on the next succeeding day on which such banks are open, and such extensions shall be included in computing interest in connection with such payment; provided, however, that if the result of any such extension would be to extend the maturity date of any LIBOR Rate Loan into another calendar month the payment shall be made on the immediately preceding Business Day. The Borrower further agrees that after any stated or any accelerated maturity of Loans hereunder, all Loans shall bear interest (computer daily) at a rate of 3% per annum in excess of the Prime Rate, payable on demand. In no event shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law.

        The Borrower hereby expressly authorizes the Bank to record on the attached schedule the amount and date of each Loan, the rate of interest thereon, Interest Period thereof and the date and amount of each payment of principal. All such notations shall be presumptive as to the correctness thereof; provided, however, the failure of the Bank to make any such notation shall not limit or otherwise affect the obligations of the Borrower under this Note.

        In consideration of the granting of the Loans evidenced by this Note, the Borrower hereby agrees as follows:

        1. LOAN REQUESTS. Requests for LIBOR Rate Loans, and for Interest Periods subsequent to the initial Interest Period applicable thereto, shall be made not less than three (3) Business Days prior to the first day of each Interest Period for each such Loan. Requests for Prime Rate Loans shall be made not less than one (1) Business Day prior to the date the Loan is to be made. Any request for a Loan shall be written (including by facsimile transmission) effective upon receipt. All notices given hereunder shall be irrevocable and shall be given no later than 11:00 a.m. (New York City time) on the day which is not less than the number of Business Days specified above for such notice. The Bank shall have no obligation to make any Loan hereunder.

        2. PREPAYMENT.  Subject to the  indemnification  agreement set forth in
Section 3 hereof with respect to LIBOR Rate Loans, the Borrower may prepay any Loan at any time in whole or in part without premium or penalty. Each such prepayment shall be made together with interest accrued thereon to and including the date of prepayment.

        3. INDEMNITY; YIELD PROTECTION. The Borrower hereby agrees to indemnify the Bank against any loss or expense which the Bank may sustain or incur as a consequence of any of the following:

           (a) the failure of the Borrower to borrow a LIBOR Rate Loan after agreement shall have been reached on the amount, interest rate and Interest Period thereof;

           (b) the receipt or recovery by the Bank, whether by acceleration or otherwise, of all or any part of a LIBOR Rate Loan prior to the last day of an Interest Period applicable thereto; or

           (c) the conversion, prior to the last day of an applicable Interest Period into a Prime Rate Loan.

        Without limiting the effect of the foregoing, the amount to be paid by the Borrower to the Bank in order to so indemnify the Bank for any loss occasioned by any of the events described in the preceding paragraph, and as liquidated damages therefor, shall be equal to the excess, if any, discounted to its present value as of the date paid to the Bank, of (i) the amount of interest which otherwise would have accrued on the principal amount so received, recovered, converted or not borrowed during the period (the "Indemnity Period") commencing with the date of such receipt, recovery, conversion, or failure to borrow to the last day of the applicable Interest Period for such LIBOR Rate Loan at the rate of interest applicable to such Loan (or the rate of interest agreed to in the case of a failure to borrow) provided for herein (prior to default) over (ii) the amount of interest which would be earned by the Bank during the Indemnity Period if it invested the principal amount so received, recovered, converted or not borrowed at the rate per annum determined by the Bank as the rate it would bid in the London interbank market for a deposit of eurodollars in an amount approximately equal to such principal amount for a period of time comparable to the Indemnity Period.

        A certificate as to any  additional  amounts  payable  pursuant to this
Section 3 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the Bank within 10 days of receipt of any such certificate.

        The indemnities set forth herein shall survive payment in full of all LIBOR Rate Loans and all other Loans made pursuant to this Note.

        4.  INCREASES  COSTS.  If the Bank  determines  that the  effect of any
applicable   law  or   government   regulation,   guideline   or  order  of  the
interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing LIBOR Rate Loans hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Borrower will pay to the Bank on demand such additional amounts as the Bank may reasonably determine to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this
Section 4 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the Bank within ten (10) days of receipt of any such certificate.

        5. CHANGE IN CIRCUMSTANCES. In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a LIBOR Rate Loan, the Bank shall have determined (a) that dollar deposits in the amount of the requested principal amount of such LIBOR Rate Loan are not generally available in the London interbank market, (b) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining such LIBOR Rate Loan during such Interest Period, or (c) that reasonable means do not exist for ascertaining the Reserve Adjusted LIBOR Rate, the Bank shall, as soon as practicable thereafter, give written or telex notice of such determination to the Borrower. In the event of any such determination, until the circumstances giving rise to such notice no longer exist, no LIBOR Rate Loans will be made or continued hereunder. Any LIBOR Rate Loan then outstanding will be converted into a Prime Rate Loan on the expiration of the then current Interest Period. Each determination by the Bank hereunder shall be conclusive absent manifest error.

        6. CHANGE IN LEGALITY. (a) Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for the Bank to make or maintain any LIBOR Rate Loan, then, by written notice the Borrower, the Bank may:

          (i) declare that LIBOR Rate Loans will not thereafter be made by the Bank hereunder, whereupon the Borrower shall be prohibited from requesting LIBOR Rate Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and

          (ii) require that all outstanding LIBOR Rate Loans made by it to be converted to Prime Rate Loans, in which event (x) all such LIBOR Rate Loans shall be automatically converted to Prime Rate Loans as of the effective date of such notice as provided in paragraph (b) below and (y) all payments and prepayments of the principal which would otherwise have been applied to repay the converted LIBOR Rate Loans shall instead be applied to repay the Prime Rate Loans resulting from the conversion of such LIBOR Rate Loans.

          (b) For purposes of this Section 6, a notice to the Borrower by the Bank pursuant to paragraph (a) above shall be effective, if lawful, on the last day of the then current Interest Period; in all other cases, such notice shall be effective on the day of receipt by the Borrower.

        7. Warranties and Representations. The Borrower represents and warrants that: a) the financial statements of the Borrower heretofore furnished to the Bank are complete and correct and fairly represent the financial condition of the Borrower as at the dates thereof and for the periods covered thereby, which financial condition has not materially, adversely, changed since the date of the most recently dated balance sheet heretofore furnished to the Bank; b) the Borrower shall not use any part of the proceeds of any Loan to purchase or carry any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any margin stock; c) there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator which, if determined adversely to the Borrower, would have a materially adverse effect on the financial condition of the Borrower except as described in the financial statements for the Borrower heretofore furnished to the Bank; and d) on the occasion of the granting of each Loan all representations and warranties contained herein shall be true and correct and with the same force and effect as though such representations and warranties had been made on and as of the date of the making of each such Loan.

        8. COLLATERAL SECURITY. This Note is secured pursuant to the terms of continuing general security agreements from the Borrower and certain affiliated corporations. As collateral security for the payment of any and all sums owing under this Note and all other obligations, direct or contingent, joint, several or independent, of the Borrower and each endorser and guarantor hereof now or hereafter existing, due or to become due to, or held, or to be held by, the Bank, whether created directly or indirectly or acquired by assignment or otherwise, (all of such obligations, including this Note, are hereinafter called the "Obligations"), the Borrower hereby grants to the Bank a lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to the Bank from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after demand be set-off, appropriated and applied by the Bank against any of the Obligations whether or not such Obligations are then due or are secured by any collateral, or, if they are so secured, whether or not such collateral held by the Bank is considered to be adequate.

        9. DEFINITIONS. As used herein:

           (a) "Business Day" means any day other than a Saturday, Sunday or other business day on which commercial banks in New York, New York are authorized or required to close under federal law or the Laws of the State of New York and, if the applicable day relates to a LIBOR Rate Loan, an Interest Period, or notice with respect to a LIBOR Rate Loan, a day on which dealings in Dollar deposits are also carried on in the London Interbank market and banks are open for business in London.

           (b) "Reserve Adjusted LIBOR Rate" means with respect to any Interest Period, the average of the respective rates per annum at which deposits in U.S. dollars are offered by a Reference Bank (selected by the Bank) in the London interbank market at approximately 11:00 A.M. (London time) two (2) Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the LIBOR Rate Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period divided by one minus the LIBOR Reserve Percentage and rounded upward, if necessary, to the next higher 1/16 of 1%.

               "LIBOR Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City which deposits exceeding one billion dollars in respect of "Eurocurrency Liabilities" as such term is used in Regulation D of the Board of Governors of the Federal Reserve System, (or in respect of any other category of liabilities which includes deposits by reference to which the interest rates of LIBOR Rate Loans are determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Bank to United States residents). The Reserve Adjusted LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Percentage.

               "Reference Banks" means banks appearing in the display designated as page "LIBO" on the Reuters' Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London Interbank Offered Rates of major banks); provided that if no such offered rate shall appear on such display, "Reference Banks" shall mean one or more major banks in the London interbank market as selected by the Bank.

           (c) "Interest Period" means that period selected by the Borrower, within the limitations of the first paragraph of this Note, during which a LIBOR Rate Loan may bear interest at the LIBOR Rate plus a margin of 120 basis points.

        10. MISCELLANEOUS.

            (a) The Borrower agrees to pay on demand all of the Bank's costs and expenses, including reasonable counsel fees, in connection with collection of any sums due to the Bank and enforcement of its rights under this Note.

             (b) No modification or waiver of any provision of this Note shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank and the Borrower, and the same shall then be effective only for the period and on the conditions and for the specific instances specified in such writing. No failure or delay by the Bank in exercising any right, power or privilege hereunder shall operate as a waiver hereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any rights, power or privilege.

             (c) The Borrower hereby waives presentment, demand for payment, notice of protest, notice of dishonor, and any ad all other notices or demands except as otherwise expressly provided for herein.

             (d) This Note shall be construed in accordance with and governed by the laws of the State of New York and the Borrower consents to the jurisdiction of the courts of New York in any action brought to enforce any rights of the Bank under this Note.

             (e) The Borrower waives trial by jury and the right to interpose any set-off or counterclaim in any litigation in any court with respect to, in connection with, or arising out of, this Note or any instrument or document delivered pursuant hereto or the validity, protection, interpretation, collection or enforcement hereof or thereof.

        The Borrower acknowledges that this instrument is PAYABLE ON DEMAND, and that any condition or requirement set forth in any other agreement between the Borrower and the Bank is not the only basis upon which demand can be made hereunder.


                                        UNIFORCE STAFFING SERVICES, INC.



                                        By: /s/ Harry V. Maccarrone
                                            ------------------------------
                                            Harry V. Maccarrone
                                            Vice President - Finance

                           LOAN AND REPAYMENT SCHEDULE
                     PROMISSORY NOTE DATED NOVEMBER 3, 1995

                        UNIFORCE STAFFING SERVICES, INC.

                                      TO

                                NATWEST BANK N.A.

                                            Amount
                                            Unpaid of
        Amount of   Rate of    Last Day     Principal    Principal    Notation
Date    Loan        Interest   In Period    Repayment    Balance      Made By
----    ---------   --------   ---------    ---------    ---------    --------

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                                       -8-